UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                               FORM 8-K


                            Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          February 22, 2006
                          -----------------
            Date of Report (Date of earliest event reported)


                    American Business Corporation
                    -----------------------------
           (Exact name of Registrant as specified in charter)


Colorado                        33-9640-LA                 90-0249312
--------                        ----------                 ----------
(State or other jurisdiction  (Commission File         (IRS. Employer
     of incorporation)		   Number)	        Identification
                                                               Number)

        11921 Brinley Ave., Louisville, KY                   40243
        ----------------------------------                   -----
     (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (502) 244-1964

Item 1.01.  Entry into a Material Definitive Agreement.

On February 22, 2006 we entered into a Merger Agreement with Telomolecular Corp., a Delaware corporation, pursuant to which Telomolecular would merge with and into AMBC. After the merger
Telomolecular shareholders would own or have the right to receive approximately 74.5% of our outstanding common stock (on a fully-diluted basis). Telomolecular is a development stage bio-tech company with principal offices in Sacramento, California. It was recently organized to develop a new class of drugs to deliver large-molecule proteins important in the treatment of aging and age-related diseases. Consummation of the merger is subject to numerous conditions, including satisfaction of each party with its due diligence investigation of the other. A tentative closing date has been set for late April, 2006.

Item 7(c) Exhibits

Merger Agreement between Company and Telemolecular Corp. dated February
22, 2006

                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 28, 2006
                                         AMERICAN BUSINESS CORPORATION

                                         By: /s/ Anthony Russo
                                            ----------------------
                                            Name: Anthony Russo

                                            Title: CEO & President

Exhibit

                             MERGER AGREEMENT

                                 BETWEEN
                   American Business Corporation (Colorado)
                                   AND
                       Telomolecular Corp. (Delaware)


MERGER AGREEMENT, dated as of February 22, 2006 (the "Agreement"), between American Business Corporation, a Colorado corporation ("AMBC" or "Purchaser"), and Telomolecular Corp., a Delaware corporation ("Telemolecular" or "Company").

PURPOSE OF MERGER, It is represented that AMBC, a company filing reports with the U.S. Securities & Exchange Commission under Section 15(d) of the Securities Exchange of Act of 1934, as amended, no longer
conducts  meaningful  business   operations.  It  is  represented  that
Telomolecular has been newly-formed as a biopharmaceutical company with valuable licensing rights to technology patents upon which to base substantial research and development, and upon which to base commercial pharmaceutical programs. Telomolecular shall be merged into AMBC in order to bring about meaningful direction to AMBC and its' shareholders.

      W I T N E S S E T H:
      - - - - - - - - - -

      WHEREAS, Purchaser  wishes to acquire  the Company by Merger (the
"Merger");

      WHEREAS, the stockholders of the Company wish to have the Company merge with and into Purchaser upon, under and subject to certain terms and conditions agreed upon by and among the parties as hereinafter set forth; and

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

                               Article I

                                MERGER
1.1   Surviving Corporation.

      The parties hereto agree in accordance with the provisions of this Agreement and the laws of the State of Colorado and the State of Delaware, at the Effective Time (as defined in Section 1.6), the Company shall be merged with and into the Purchaser, and the Purchaser shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") and shall continue its corporate existence under the laws of the Colorado. At the Effective Time the separate existence of the Company shall cease. The Articles of Merger filed with the Secretary of State of the State of Colorado to effect the Merger shall change the name of Purchaser to "Telomolecular Corp."

1.2   Effect and Procedure.

      In accordance with the provisions of this Agreement, at the Effective Time, all the property, real, personal and mixed of each of the constituent corporations and all debts due on whatever account to any of them, including subscriptions to shares and other choses in action belonging to either of them, shall be taken and deemed to be transferred and vested in the Surviving Corporation without further act or deed. The Surviving Corporation shall thenceforth be responsible for all the liabilities and obligations of the constituent corporations, but the liabilities of the constituent corporations or their shareholders, directors or officers shall not be affected, nor shall the rights of the creditors thereof or of any persons dealing with the constituent corporations, or any liens upon the property of such corporations, be impaired by the Merger and any claim existing or action or proceeding pending by or against any of the constituent corporations may be prosecuted to judgment as if the Merger had not taken place, and the Surviving Corporation may be proceeded against or substituted in its place. AMBC warrants that all material obligations have been or will be resolved before the Effective Time.

1.3   Articles of Incorporation.

      The Articles of Incorporation of the Surviving Corporation shall be amended and restated as set forth in the Articles of Merger to be filed in the state of Colorado. The Company may at the discretion of its managers choose to redomicile in the State of Delaware within 120 days of the merger.


1.4   By-Laws.

      The  By-Laws  of  AMBC,   as  in  effect immediately prior to the
Effective Time, shall be the By-Laws of the Surviving Corporation until amended as therein provided.

1.5   Directors and Officers.

      At the Effective Time, the Board of Directors and officers of Company shall be the directors and officers of the Surviving Corporation, to hold office in accordance with the Articles of Incorporation and By-Laws of the Surviving Corporation.

1.6   Effective Time, Closing.

      The Merger shall become effective at the time on the date as to which the Articles of Merger have been accepted by both the Secretary of State of the State of Colorado and the Secretary of State of the State of Delaware (the "Effective Time").

1.7 Additional Actions.

      If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (i) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of the Company acquired or to be acquired by reason of, or as a result of, the Merger, or (ii) otherwise to carry out the purposes of this Agreement, the Company and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney, coupled with an interest, to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement; and the proper officers and directors of the Surviving Corporation are fully authorized in the name of the Company or otherwise to take any and all such action.

1.8   Tax-free reorganization.

      The parties intend to adopt this Agreement as a tax free plan of reorganization and to consummate the Merger in accordance with the provisions of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended. The parties may determine to restructure the proposed reorganization as a tax-free merger between Company and a newly-formed subsidiary of Purchaser.

                                 Article II
                            CONVERSION OF SHARES

2.1   Conversion of the Company's Common Stock.

      In the Merger the holders of shares of Company common stock and common stock equivalents (i.e. options and warrants for Company common stock) shall receive a number of shares of Purchaser common stock and Purchaser Common Stock Equivalents (as defined in Section 4.3) equal to seventy-four and one-half percent (74.5%) of the post-Merger, fully-diluted capitalization of Purchaser. Prior to the respective notices of shareholder meeting being sent to the shareholders of each of Company and Purchaser this Agreement shall be amended to state the exchange ratio for the outstanding shares of Company Common Stock and manner of converting Company Common Stock Equivalents into Purchaser Common Stock Equivalents (as defined in Section 3.3).

2.2   Exchange of Shares.

(a) After the Effective Time there shall be no transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock or Company Common Stock Equivalents which were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates or instruments representing such are presented for transfer to the Surviving Corporation, they shall be cancelled and exchanged for certificates or instruments representing shares of Purchaser Common Stock or Purchaser Common Stock Equivalents as provided in this Section 2.

(b) [deleted]

(c) The AMBC Common Stock issuable to stockholders of the Company in the Merger will not be registered under the Securities Act of 1933, as amended (the "Act") or any state securities acts and will be issued in reliance upon certain exemptions contained in federal and state securities laws. There will be substantial restrictions on the transferability of the AMBC Common Stock received in the Merger.

                             Article III

               PURCHASER REPRESENTATIONS AND WARRANTIES

Except as set forth in the disclosure letter delivered by Purchaser to Company on or prior to the date hereof (the "Purchaser Disclosure Letter"), which Purchaser Disclosure Letter is hereby incorporated by reference, Purchaser represents and warrants to Company as follows:


3.1   Organization and Good Standing.

It is a corporation duly organized, validly existing and in good standing under the laws its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted. Purchaser is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of (i) each jurisdiction in which it owns or leases real property and (ii) each other jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification and where a failure to be so qualified would have a material adverse effect on the business, assets, financial condition or prospects of Purchaser ("Purchaser Material Adverse Effect").

3.2   Authorization of Agreement.

It has all requisite power, authority and legal capacity to execute and deliver this Agreement, and each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by it in connection with the consummation of the transactions contemplated by this Agreement, and to consummate the transactions contemplated hereby and thereby, other than approval of its shareholders under applicable Colorado law. This Agreement has been, and each of the documents to be executed by it will be at or prior to the Effective Time, duly and validly executed and delivered by it, and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each of the documents when so executed and delivered will constitute, legal, valid and binding obligations of Purchaser, enforceable against the Purchaser in accordance with their respective terms.

3.3 Capitalization.

(a) The authorized capital stock of AMBC consists of 500,000,000 shares of Common Stock, $.01 par value and 10,000,000 shares of Preferred Stock without par value. As of the date hereof, there are:

    - Preferred stock, no par value; 10,000,000 shares authorized
      o  Series A, 90,000 shares issued and outstanding
      o  Series B, 2,000 shares issued and outstanding
      o  Series C, 450,000 shares issued and outstanding
      o  Series D, 950 shares issued and outstanding
      o  Series E, 2,300 shares issued and outstanding
    - Common  stock,   par  value  $.001 per share  ("Purchaser  Common
      Stock"); 500,000,000 shares authorized, 69,870,517 shares issued and outstanding

(b) Immediately prior to the Effective Time there shall be no existing option, warrant, call, right, commitment or other agreement of any character to which the Purchaser is a party requiring, and there will be no securities of the Purchaser outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of the Purchaser or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of the Purchaser ("Purchaser Common Stock Equivalents"). The Purchaser is not a party to any voting trust or other voting agreement with respect to any of the shares of Purchaser Common Stock or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock of the Purchaser.

(c) Immediately prior to the dates on which Company and Purchaser shall give notice to their shareholders of their respective meetings to approve the Merger and immediately prior to the Effective Time, Purchaser shall have outstanding 69,870,517 shares of common stock and 10,000 shares of Series F Preferred Stock convertible into a number of shares of Purchaser Common Stock as shall equal 11.5% of the outstanding Purchaser Common Stock on a post-Merger, fully-diluted basis, with the rights and preferences set forth in Exhibit 3.3(c) hereto.

3.4   Subsidiaries. Purchaser has no subsidiaries.

3.5   Corporate Records.

     (a) The Purchaser will deliver within 14 days to the Company true, correct and complete copies of the Articles of Incorporation and By-laws of Purchaser.

     (b) The minute book of the Purchaser previously made available to the Company contains complete and accurate records of all meetings and accurately reflect all other corporate action of the stockholders and board of directors (including committees thereof) of the Purchaser. Before the Effective Time, true, correct and complete copies of the stock certificate book and stock transfer ledger of the Purchaser will be made available to the Company. All stock transfer taxes levied or payable with respect to all transfers of shares of the Purchaser prior to the date hereof have been paid and appropriate transfer tax stamps affixed.

3.6   Conflicts; Consents of Third Parties.

      (a) None of the execution and delivery by the Purchaser of this Agreement, the consummation of the transactions contemplated hereby or thereby, or compliance by the Purchaser with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of the company; (ii) conflict with, violate, result in the breach or termination of, or constitute a default under any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Purchaser is a party or by which it or any of its properties or assets is bound; (iii) violate any statute, rule, regulation, order or decree of any governmental body or authority by which the Purchaser is bound; or (iv) result in the creation of any lien, charge or encumbrance upon the properties or assets of the Purchaser except, in case of clauses (ii), (iii) and (iv), for such violations, breaches or defaults as would not, individually or in the aggregate, have a Purchaser Material Adverse Effect.

      (b) No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person or governmental body is required on the part of the Purchaser in connection with the execution and delivery of this Agreement or the compliance by the Purchaser with any of the provisions hereof or thereof, other than approval of Purchaser's shareholders under applicable Colorado law.

3.7   Financial Statements.

      Purchaser has delivered to Company copies of Purchaser's Annual Report on Form 10-K for the year ended 2004 and its Quarterly Reports on Form 10-Q for the first three fiscal quarters of 2005 (collectively, the "AMBC Reports"), as filed by Purchaser with the Securities and Exchange Commission. All of the AMBC Reports are delivered without exhibits. The financial statements contained in the AMBC Reports (the "AMBC Financial Statements") fairly present the financial condition and results of operations of AMBC as at and for the periods therein specified in accordance with generally accepted accounting principles consistently applied, all as more particularly set forth in such financial statements and the notes thereto.

3.8   No Undisclosed Liabilities.

      As  of   the   Effective   Time  Purchaser   will  not  have  any
indebtedness, obligations, guarantees or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described on the AMBC Financial Statements or in the notes thereto in accordance with GAAP which are not fully reflected in, reserved against or otherwise described in the Financial Statements or the notes thereto or which were not incurred in the ordinary course of business since the date of the AMBC Financial Statements.

3.9   Taxes.

      (a)(A) all federal, state, local, sales, use or other tax returns of any kind or nature ("Tax Returns") required to be filed by or on behalf of the Company have been properly prepared and duly and timely filed with the appropriate taxing authorities in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns were true, complete and correct in all material respects; (B) all amounts shown on such Tax Returns (including interest and penalties) as due from the Purchaser ("Taxes") have been fully and timely paid, and adequate reserves or accruals for Taxes have been provided for in the Purchaser's financial statements with respect to any period for which Tax Returns have not yet been filed or for which Taxes are not yet due and owing; and (C) the Purchaser has not executed or filed with the IRS or any other taxing authority any agreement, waiver or other document or arrangement extending or having the effect of extending the period for assessment or collection of Taxes (including, b ut not limited to, any applicable statute of limitation), and no power of attorney with respect to any Tax matter is currently in force.

      (b) All deficiencies asserted or assessments made as a result of any examinations by the IRS or any other taxing authority of the Tax Returns of or covering or including the Purchaser have been fully paid, and there are no other audits or investigations by any taxing authority in progress, nor has the Purchaser received any notice from any taxing authority that it intends to conduct such an audit or investigation. A federal, state, local or foreign taxing authority in any current or prior examination, which by application of the same or similar principles, could reasonably be expected to result in a proposed deficiency for any subsequent taxable period, has raised no issue.

      (c) There are no Liens as a result of any unpaid Taxes upon any of the assets of the Purchaser.

3.10  Real Property.

      Purchaser does not own, lease or otherwise control any real property.

3.11  Tangible Personal Property.

      The Purchaser does not own, lease or otherwise control any tangible or intangible personal property.

3.12  Material Contracts.

      Purchaser has no material contracts.

3.13  Litigation.

      There is no suit, action, proceeding, investigation, claim or order pending or, to the knowledge of the Purchaser, overtly threatened against the Purchaser, or against any of the officers, directors or key employees of the Purchaser with respect to their business activities on behalf of the Purchaser, which, if adversely determined, would have a Purchaser Material Adverse Effect, before any court, or before any governmental department, commission, board, agency, or instrumentality; nor to the knowledge of the Purchaser, is there any reasonable basis for any such action, proceeding, or investigation.

3.14  Insurance.

      The Purchaser does not maintain any insurance.

3.15  Receivables; Payables.

      (a) The Purchaser has no accounts receivable as of the date thereof.

      (b) All accounts payable of the Purchaser reflected in the Balance Sheet or arising after the date thereof will be paid prior to the Effective Date.

3.16  No Misrepresentation.

      No representation or warranty of the Purchaser contained in this Agreement, in any schedule hereto, in any certificate or other instrument furnished by the Purchaser to the Company pursuant to the terms hereof, or in the AMBC Reports contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

3.17  Financial Advisors.

      No Person has acted, directly or indirectly, as a broker, finder or financial advisor for the Purchaser in connection with the transactions contemplated by this Agreement and no person is entitled to any fee or commission or like payment in respect thereof.

                             Article IV
                COMPANY REPRESENTATIONS AND WARRANTIES

Except as set forth in the disclosure letter delivered by Company to Purchaser on or prior to the date hereof (the "Company Disclosure Letter"), which Comany Disclosure Letter is hereby incorporated by reference, Company represents and warrants to Purchaser that

4.1   Organization and Good Standing.

      It is a corporation duly organized, validly existing and in good standing under the laws its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted. The Company is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of (i) each jurisdiction in which it owns or leases real property and (ii) each other jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification and where a failure to be so qualified would have a material adverse effect on the business, assets, financial condition or prospects of Company ("Company Material Adverse Effect").

4.2   Authorization of Agreement.

      It has all requisite power, authority and legal capacity to execute and deliver this Agreement, and each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by it in connection with the consummation of the transactions contemplated by this Agreement, and to consummate the transactions contemplated hereby and thereby, other than approval of Company's shareholders under applicable Delaware law. This Agreement has been, and each of the documents to be executed by it will be at or prior to the Effective Time, duly and validly executed and delivered by it, and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each of the documents when so executed and delivered will constitute, legal, valid and binding obligations of Purchaser, enforceable against the Company in accordance with their respective terms.

4.3   Capitalization.

(a) The authorized capital stock of the Company consists of 4,500,000 shares of common stock, $5.00 par value per share ("Company Common Stock"), and 300,000 shares of preferred stock, without par value. As of the date hereof, there are outstanding 3,600,000 shares of Company Common Stock and no shares of preferred stock.

(b) Except as set forth in Schedule 3.3 to the Disclosure Letter, there is no existing option, warrant, call, right, commitment or other agreement of any character to which any the Company is a party requiring, and there are no securities of the Company outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of the Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of the Company ("Company Common Stock Equivalents"). The Company is not a party to any voting trust or other voting agreement with respect to any of the shares of Company Common Stock or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock of the Company.

(c) As at the Effective Time Company shall have outstanding no more than 372,629,483 shares of Company Common Stock and Company Common Stock Equivalents.

4.4   Subsidiaries. Purchaser has no subsidiaries.

4.5   Corporate Records.

      (a) The Company will deliver to the Purchaser within 14 days of signature true, correct and complete copies of the Certificate of Incorporation and By-laws of Company.

      (b) The minute book of the Company will be made available to the Purchaser within 14 days of signature and will contain complete and accurate records of all meetings and accurately reflect all other corporate action of the stockholders and board of directors (including committees thereof) of the Company. Before the Effective Time, true, correct and complete copies of the stock certificate book and stock transfer ledger of the Company will be made available to the Purchaser. All stock transfer taxes levied or payable with respect to all transfers of shares of the Company prior to the date hereof have been paid and appropriate transfer tax stamps affixed.

4.6   Conflicts; Consents of Third Parties.

      (a) None of the execution and delivery by the Company of this Agreement, the consummation of the transactions contemplated hereby or thereby, or compliance by the Company with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of the Company; (ii) conflict with, violate, result in the breach or termination of, or constitute a default under any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Company is a party or by which it or any of its properties or assets is bound; (iii) violate any statute, rule, regulation, order or decree of any governmental body or authority by which the Company is bound; or (iv) result in the creation of any lien, charge or encumbrance upon the properties or assets of the Company except, in case of clauses (ii), (iii) and (iv), for such violations, breaches or defaults as would not, individually or in the aggregate, have a Company Material Adverse Effect.

      (b) No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person or governmental body is required on the part of the Company in connection with the execution and delivery of this Agreement or the compliance by the Company with any of the provisions hereof or thereof, other than approval of Company's shareholders under applicable Delaware law.

4.7   Ownership and Transfer of Shares.

      To the knowledge of the Company, each of the stockholders of the Company is the record and beneficial owner of the shares of Company Common Stock indicated as being owned by such Seller on Schedule 4.7 to the Disclosure Letter, free and clear of any and all liens, charges or encumbrances of any kind or nature. Schedule 4.7 includes the current business and residence addresses for such shareholders. None of the outstanding Company Common Stock was sold in an offering which constituted a "general solicitation" for purposes of Regulation D under the Securities Act of 1933, as amended.

4.8   Financial Statements.

      The Company will deliver to the Purchaser copies of its audited balance sheet as of December 31, 2005 ("Company Balance Sheet Date"), income statement, statement of cash flows, and changes in stockholders' equity for the period ending on the Company Balance Sheet Date ("Company Financial Statements"). The Company Financial Statements are complete and correct in all material respects, have been prepared in accordance with GAAP and present fairly the financial position, results of operations, cash flows, and changes in stockholders' equity of the Company as at the dates and for the periods indicated.

4.9   No Undisclosed Liabilities.

      The Company does not have any indebtedness, obligations, guarantees or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described on the Company Financial Statements or in the notes thereto in accordance with GAAP which are not fully reflected in, reserved against or otherwise described in the Company Financial Statements or the notes thereto or which were not incurred in the ordinary course of business since the Balance Sheet Date.

4.10 Taxes.

      (a) Except as set forth on Schedule 4.10 to the Disclosure Letter, (A) all federal, state, local, sales, use or other tax returns of any kind or nature ("Tax Returns") required to be filed by or on behalf of the Company have been properly prepared and duly and timely filed with the appropriate taxing authorities in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns were true, complete and correct in all material respects; (B) all amounts shown on such Tax Returns (including interest and penalties) as due from the Company ("Taxes") have been fully and timely paid, and adequate reserves or accruals for Taxes have been provided for in the Company's financial statements with respect to any period for which Tax Returns have not yet been filed or for which Taxes are not yet due and owing; and (C) the Company has not executed or filed with the IRS or any other taxing authority any agreement, waiver or other document or arrangement extending or having the effect of extending the period for assessment or collection of Taxes (including, but not limited to, any applicable statute of limitation), and no power of attorney with respect to any Tax matter is currently in force.

      (b) All deficiencies asserted or assessments made as a result of any examinations by the IRS or any other taxing authority of the Tax Returns of or covering or including the Company have been fully paid, and there are no other audits or investigations by any taxing authority in progress, nor has the Company received any notice from any taxing authority that it intends to conduct such an audit or investigation. A federal, state, local or foreign taxing authority in any current or prior examination, which by application of the same or similar principles, could reasonably be expected to result in a proposed deficiency for any subsequent taxable period, has raised no issue.

      (c) There are no liens as a result of any unpaid Taxes upon any of the assets of the Company.

4.11  Real Property.

      The Company does not own, lease or otherwise control any real property.

4.12  Tangible Personal Property.

      The Company does not own, lease or otherwise control any tangible personal property.

4.13  Intangible Property.

      The Company owns and controls exclusive sublicensing rights (for telomeric elongation) to United States Patent Application, Docket No. 63206 and 63206 PCT (the "Patent"), described as sustained-release nanoparticle compositions and methods for using the same and any divisions, re-issues, re-examinations, and continuations to the extent they are directed to the subject matter and dominated by the claims of the Patent. These rights confer exclusive non-competitive use of the technology in a field, are permanent (contingent upon the satisfaction of milestones), and permit for the further sublicensing of technology by Telomolecular for certain described uses.
      These patents shall be transferred to the Surviving Company under the authority of the existing agreement entitled "EXCLUSIVE SUBLICENSE AGREEMENT" between UNeMed and Telomolecular which designates transfer of ownership in the circumstance of merger. Furthermore, UNeMed will be asked to provide certification that this transfer is acceptable. All other trade secrets and intellectual property not described herein shall also be transferred to the Surviving Company and incorporated as part of the company's intellectual domain.

4.14  Material Contracts.

      Schedule 4.14 of the Disclosure Schedule sets forth all of the contracts to which the Company is a party or by which it is bound (collectively, the "Material Contracts"). There have been made available to the Purchaser, its affiliates and their representative's true and complete copies of all of the Material Contracts. All of the Material Contracts and other agreements re in full force and effect and are the legal, valid and binding obligation of the Company, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The Company is not in default in any material respect under any Material Contracts, nor, to the knowledge of the Company, is any other party to any Material Contract in default thereunder in any material respect.

4.15  Litigation.

      There is no suit, action, proceeding, investigation, claim or order pending or, to the knowledge of the Company, overtly threatened against the Company, or against any of the officers, directors or key employees of the Company with respect to their business activities on behalf of the Company, which, if adversely determined, would have a Company Material Adverse Effect, before any court, or before any governmental department, commission, board, agency, or instrumentality; nor to the knowledge of the Company, is there any reasonable basis for any such action, proceeding, or investigation.

4.16  Compliance with Laws; Permits.

      The Company is in compliance with all laws applicable to the Company or o the conduct of the business or operations of the Company or the use of its properties (including any leased properties) and assets, except for such non-compliances as would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company has all governmental permits and approvals from state, federal or local authorities which are required for the Company to operate its business, except for those the absence of which would not, individually or in the aggregate, have a Company Material Adverse Effect.

4.17  Insurance.

      The Company does not maintain any insurance. The Company is required, according to the terms of its licensing agreement with UNeMed, to purchase and maintain general liability insurance.

4.18  Receivables; Payables.

      (a) The Company has no accounts receivable.

      (b) All accounts payable of the Company are reflected in the Balance Sheet.

4.19  No Misrepresentation.

      No representation or warranty of the Company contained in this Agreement, in any schedule hereto, in any certificate or other instrument furnished by the Company to the Purchaser pursuant to the terms hereof, or in the Confidential Private Placement Memorandum of the Company dated February 1, 2006 contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

4.20 Financial Advisors.

      No person has acted, directly or indirectly, as a broker, finder or financial advisor for the Company in connection with the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment in respect thereof.

                               Article V
                               COVENANTS

5.1   Access to Information.

      The Company and the Purchaser agree that, prior to the Effective Date, each party shall be entitled, through its officers, employees and representatives (including, without limitation, its legal advisors and accountants), to make such investigation of the properties, businesses and operations of the other party and its subsidiaries and such examination of the books, records and financial condition of the thereof as it reasonably requests and to make extracts and copies of such books and records. Any such investigation and examination shall be conducted during regular business hours and under reasonable circumstances. No investigation prior to or after the date of this Agreement shall diminish or obviate any of the representations, warranties, covenants or agreements of each party contained in this Agreement. In order that each party may have full opportunity to make such physical, business, accounting and legal review, examination or investigation as it may reasonably request, each party shall cause its officers, employees, consultants, agents, accountants, attorneys and other representatives to cooperate fully with such representatives in connection with such review and examination.

5.2   Conduct of the Business Pending the Closing.

      (a) Except as otherwise expressly contemplated by this Agreement or with the prior written consent of the other party to this Agreement, each party shall:

          (i) conduct  its   business  only  in   the  ordinary  course
consistent with past practice;

          (ii) use its best efforts to (A) preserve its present business operations, organization (including, without limitation, management and the sales force) and goodwill and (B) preserve its present relationship with persons having business dealings with it;

          (iii) maintain (A) all its assets and properties in their current condition, ordinary wear and tear excepted and (B) insurance upon all of its assets and properties in such amounts and of such kinds comparable to that in effect on the date of this Agreement; and

          (iv) maintain its books, accounts and records in the ordinary course of business consistent with past practices.

      (b) Except as otherwise expressly contemplated by this Agreement or with the prior written consent of the other party to this Agreement, neither party shall:

          (i) declare, set aside, make or pay any dividend or other distribution in respect of its capital stock or that of a subsidiary or repurchase, redeem or otherwise acquire any outstanding shares its capital stock or other securities of, or other ownership interests in, it or any of its subsidiaries except;

          (ii) transfer, issue, sell or dispose of any shares of its capital stock or other securities or grant options, warrants, calls or other rights to purchase or otherwise acquire shares of its capital stock or other securities, except as set forth above;

          (iii) effect any recapitalization, reclassification, stock split or like change in its capitalization or any of its subsidiaries;

          (iv) amend its certificate of incorporation or by-laws or of any of its subsidiaries;

          (v) (A) materially increase the annual level of compensation of any of its employees, (B) increase the annual level of compensation payable or to become payable to any of their respective executive officers, (C) grant any unusual or extraordinary bonus, benefit or other direct or indirect compensation to any employee, director or consultant, other than in the ordinary course consistent with past practice, (D) increase the coverage or benefits available under any (or create any new) severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan or arrangement made to, for, or with any of its directors, officers, employees, agents or representatives or otherwise modify or amend or terminate any such plan or arrangement or (E) enter into any employment, deferred compensation, severance, consulting, non-competition or similar agreement (or amend any such agreement);

          (vi) except for trade payables and for indebtedness for borrowed money incurred in the ordinary course of business and consistent with past practice, borrow monies for any reason or draw down on any line of credit or debt obligation, or become the guarantor, surety, endorser or otherwise liable for any debt, obligation or liability (contingent or otherwise) of any other person;

          (vii) subject to any lien (except for leases that do not materially impair the use of the property subject thereto in their respective businesses as presently conducted), any of its properties or assets (whether tangible or intangible);

          (viii) acquire any material properties or assets or sell, assign, transfer, convey, lease or otherwise dispose of any of the material properties or assets (except for fair consideration in the ordinary course of business consistent with past practice and explicitly except for any material property considered useful in the art of "telomere elongation" that is deemed as a desirable acquisition target by Company management;

          (ix) cancel or compromise any debt or claim or waive or release any material right except in the ordinary course of business consistent with past practice;

          (x) introduce any material change with respect to the operation of its business, including any material change in the types, nature, composition or quality of its products or services, experience any material change in any contribution of its product lines to its revenues or net income, or, other than in the ordinary course of business, make any change in product specifications or prices or terms of distributions of such products;

          (xi) enter into any transaction or make or enter into any contract which by reason of its size or otherwise is not in the ordinary course of business consistent with past practice; or

          (xii) agree to do anything prohibited by this Section 5.2 or anything which would make any of its representations and warranties contained in this Agreement untrue or incorrect in any material respect as of any time through and including the Effective Time.

      (c) A general exception to these covenants is that the Company may negotiate, and use all available means including all of its current assets and financial resources, to reach any agreement with any entity as it relates to the acquisition of intellectual property of any kind deemed relevant to the elongation and repair of chromosomal telomeres.

5.3   Disclosure Supplements.

      Within 10 days after the end of each month, Purchaser and Company will promptly supplement or amend its Disclosure Letter with respect to any matter hereafter arising which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in their Disclosure Letter or which is necessary to correct any information in their Disclosure Letter which has been rendered materially inaccurate thereby. Notwithstanding the foregoing, the amendment or supplementation of a Disclosure Letter shall not be considered as a cure of any defect, or a waiver of any rights, including any right of termination or any breach under this Agreement which may otherwise arise or exist under this Agreement.

5.4   Shareholder Meetings.

      The parties shall notice and conduct shareholder meetings to act upon the proposed Merger promptly after each party has given the other notice that it has completed its due diligence investigation and is satisfied thereiwith.

5.5   Consents.

      The Company shall use its best efforts, and the Purchaser shall cooperate with the Company, to obtain at the earliest practicable date all consents and approvals required to consummate the transactions contemplated by this Agreement.

5.6   Other Actions.

      Each of the Company and the Purchaser shall use its best efforts to (i) take all actions necessary or appropriate to consummate the transactions contemplated by this Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by this Agreement.

5.7   Publicity.

      Neither the Company nor the Purchaser shall, before completion of the Merger, issue any press release or public announcement concerning this Agreement or the transactions c ontemplated hereby without obtaining the prior written approval of the other party hereto, which approval will not be unreasonably withheld or delayed, unless, in the sole judgment of the Purchaser, disclosure is otherwise required by applicable law or by the applicable rules of any stock exchange on which the Purchaser lists or intends to list securities, provided that, to the extent required by applicable law, the party intending to make such release shall use its best efforts consistent with such applicable law to consult with the other party with respect to the text thereof.

                               Article VI
                         CONDITIONS TO CLOSING

6.1   Conditions Precedent to Obligations of Purchaser.

      The obligation of the Purchaser to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Effective Time, of each of the following conditions (any or all of which may be waived by the Purchaser in whole or in part to the extent permitted by applicable law):

      (a) All representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Effective Time with the same effect as though those representations and warranties had been made again at and as of that time (except for those representations and warranties which speak as of a specific date, which shall be true and correct in all material respects as of such date);

      (b) the Company shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time;

      (c) the Purchaser shall have been furnished with certificates (dated the Effective Date and in form and substance reasonably satisfactory to the Purchaser) executed by the President of the Company certifying as to the fulfillment of the conditions specified in Sections 6.1(a) and 6.1(b) hereof;

      (d) the Company shall have obtained all consents and waivers referred to in Section 4.6 hereof with respect to the transactions contemplated by this Agreement;

      (e) there shall not have been or occurred any event which has caused or may reasonably be expected to cause a Company Material Adverse Effect;

      (f) no legal proceedings shall have been instituted or threatened or claim or demand made against the Company or the Purchaser seeking to restrain or prohibit or to obtain substantial damages with respect to the consummation of the transactions contemplated hereby, and there shall not be in effect any order by a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby, and

      (g) Purchaser   shall   have   completed   its   due    diligence
investigation of Company and have satisfied itself that the Merger is in the best interests of the Purchaser and its shareholders.

6.2   Conditions Precedent to Obligations of the Company.

      The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or on the Effective Date, of each of the following conditions (any or all of which may be waived by the Company in whole or in part to the extent permitted by applicable law):

      (a) all representations and warranties of the Purchaser contained herein qualified as to materiality shall be true and correct in all material respects , and all representations and warranties of the Purchaser contained herein not qualified as to materiality shall be true and correct, at and as of the Effective Date with the same effect as though those representations and warranties had been made again at and as of that date (except for those representations and warranties which speak as of a specific date, which shall be true and correct as of such date);

      (b) the Purchaser shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Purchaser on or prior to the Effective Date;

      (c) the Company shall have been furnished with certificates (dated the Effective Date and in form and substance reasonably satisfactory to the Company) executed by the President of the Purchaser certifying as to the fulfillment of the conditions specified in Sections 6.2(a) and 6.2(b);

      (d) the Purchaser shall have obtained all consents and waivers referred to in Section 3.6 hereof with respect to the transactions contemplated by this Agreement;

      (e) there shall not have been or occurred any event which has caused or may reasonably be expected to cause a Purchaser Material Adverse Effect;

      (f) no legal proceedings shall have been instituted or threatened or claim or demand made against the Purchaser, seeking to restrain or prohibit or to obtain substantial damages with respect to the consummation of the transactions contemplated hereby, and there shall not be in effect any order by a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby,

      (g)  Company's  common   stock  shall  have  been  authorized for
quotation on the OTCBB;

      (h) Company shall have completed its due diligence investigation of Purchaser and have satisfied itself that the Merger is in the best interests of the Company and its shareholders.

                             Article VII
                      DOCUMENTS TO BE DELIVERED

7.1   Documents to be Delivered by the Company.

      At the Closing, the Company shall deliver to the Purchaser the following:

      (a) the certificates referred to in Section 6.1(c) hereof;

      (b) certificates of good standing with respect to the Company issued by the Secretary of State of its state of incorporation; and

      (c) such other documents as the Purchaser shall reasonably request.

7.2   Documents to be Delivered by the Purchaser.

      At the Closing, the Purchaser shall deliver to the Company the following:

      (a) the certificates referred to in Section 6.2(c) hereof;

      (b) certificates of good standing with respect to the Purchaser issued by the Secretary of State of its state of incorporation; and

      (c) such other documents as the Company shall reasonably request.

                            Article VIII
                  TERMINATION; AMENDMENT AND WAIVER

8.1   Termination by Mutual Consent.

      This Agreement may be terminated at any time prior to the Closing by the mutual written consent of Company and Purchaser.

8.2   Termination by Either Party.

      If any condition precedent to the Company's obligations hereunder is not satisfied and such condition is not waived by the Company at or prior to the Closing Date, or if any condition precedent to Purchaser's obligations hereunder is not satisfied and such condition is not waived by Purchaser at or prior to the Closing Date, the Company, or Purchaser, as the case may be, may terminate this Agreement at their option by written notice to the other party unless the terminating party shall be in default of its obligations hereunder or unless the failure of condition is the result of the material breach of this Agreement by the party seeking to terminate. In the event that a condition  precedent  to its  obligations  is  not  satisfied,  nothing contained herein shall be deemed to require any party to terminate this Agreement, rather than to waive such condition precedent and proceed with the transactions contemplated hereby or permit the other party additional time to attempt to satisfy such condition precedent. For purposes here, the Closing Date shall mean and be April 21st, 2006 or such other date as the parties may mutually agree.

8.3   Amendment.

      This Agreement may be amended or modified in whole or in part at any time but only by an agreement in writing executed in the same manner as this Agreement.

                               Article IX
                              MISCELLANEOUS

9.1   Payment of Sales, Use or Similar Taxes.

      All sales, use, transfer, intangible, recordation, documentary stamp or similar taxes or charges, of any nature whatsoever, applicable to, or resulting from, the transactions contemplated by this Agreement shall be borne by the Company.

9.2   Expenses.

      Except as otherwise provided in this Agreement, the Company and the Purchaser shall each bear its own expenses incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.

9.3   Further Assurances.

      The Company and the Purchaser each agrees to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby in a timely manner.

9.4   Binding Effect; Assignment.

      This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by either the Company or the Purchaser (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be made.

9.5   Counterparts.

      This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on each of the parties, notwithstanding that all the parties are not signatory to the original or the same counterpart. Telecopied, confirmed, signature pages shall have the same legal and evidentiary effect as delivery of manually executed signature pages.

9.6   No strict construction.

      The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any person or entity by virtue of the authorship of any of the provisions of this Agreement.

AMERICAN BUSINESS CORPORATION



By: /s/ Anthony Russo
    -----------------------------
    Anthony R. Russo, CEO & President


TELOMOLECULAR CORP.


By: /s/ Matthew Sarad
    -----------------------------
    Matthew A. Sarad, CEO


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EXHIBIT 3.3(c)--SERIES F PREFERRED STOCK.


          The Series F Preferred Stock shall carry the following rights and preferences:

      1. Voting rights. Except as otherwise expressly provided herein or by law, the holders of shares of Series F Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series F Preferred Stock could be converted, pursuant to the provisions of Section 2 hereof, at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise expressly provided herein or as expressly required by law, the holders of shares of Series F Preferred Stock and Common Stock shall vote together as a single class on all matters.

      2. Conversion. Each share of Series F Preferred Stock may be converted, at the option of the holder thereof, into shares of common stock of the corporation, on the terms and conditions set forth below:

      2A. Subject to the provisions for adjustment hereinafter set forth, each share of the Series F Preferred Stock shall be convertible at the option of the holder thereof, in the manner hereinafter set forth, into 5,750 shares of common stock of the corporation.

      2B. The number of shares of common stock into which each share of the Series F Preferred Stock is convertible shall be appropriately adjusted from time to time:

      2B(1) In case the corporation shall at any time or from time to time declare or pay any dividend on its common stock payable in its common stock or effect a subdivision of the outstanding shares of its common stock into a greater number of shares of common stock;

      2B(2) In case the corporation at any time or from time to time shall combine or consolidate the outstanding shares of its common stock into a lesser number of shares of common stock.

      2C. The record holder of any shares of Series F Preferred Stock may exercise his option to convert such shares into shares of common stock one-third on _____________ __, 2007, one-half on
______________ __, 2008, and the balance of such shares on
_______________ __, 2009 by surrendering for such purpose to the corporation, at its principal office or at such other office or agency maintained by the corporation for that purpose, a certificate or certificates representing the shares of Series F Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert a specified whole number of such shares in accordance with the provisions of this section and specifying the name or names in which such holder wishes the certificate or certificates for shares of common stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of common stock in such name or names. As promptly as practicable, and in any event within five business days after the surrender of such certificates and the receipt of such notice relating thereto and, if applicable, payment of transfer taxes, the corporation shall deliver or cause to be delivered (a) certificates representing the number of validly issued, fully paid, and nonassessable shares of common stock of the corporation to which the holder of Series F Preferred Stock so converted shal be entitled and (b) if less than the full number of shares of Series F Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or

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certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversions shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the shares of Series F Preferred Stock to be converted so that the rights of the holder thereof shall cease except for the right to receive common stock of the corporation in accordance herewith, and the converting holder shall be treated for all purposes as having become the record holder of such common stock of the corporation at such time.

Notwithstanding the foregoing, the Series F Preferred Stock shall be fully convertible upon a "change in control" of the corporation for purposes of Item 5.01 of Form 8-K under the Securities Exchange Act of 1934, other than a change in control resulting from a transaction reported on Form 8-K not more than 3 months after the creation of this Series F Preferred Stock.

      2D. In connection with the conversion of any shares of Series F Preferred Stock, no fractions of shares of common stock shall be issued, but the corporation shall pay a cash judgment in respect of such fractional interest in an amount equal to the market value of such fractional interest.

      2E. At all times that Series F Preferred Stock is convertible as provided above, the corporation shall reserve and keep available out of its authorized common stock the full number of shares of common stock of the corporation issuable upon the conversion of all outstanding shares of the Series F Preferred Stock.

      2F. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series F Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series F Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

      2G.  Definition  of  Common  Stock.  As used in this paragraph 2, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, $.001 par value per share, as constituted on the date of filing of these terms of the Series F Preferred Stock and the shares of Common Stock receivable upon conversion of shares of Series F Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 2F.

      3. Liquidation. Upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the holders of shares of Series F Preferred Stock shall be entitled to be paid an amount (the "Liquidation Payment") equal to such amount per share of Series F Preferred Stock as would have been payable had each such share been converted to common stock immediately prior to such event of liquidation, dissolution or winding up,

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Whenever the distribution provided for in this Section shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

      4. Dividends. The holders of the Series F Preferred Stock shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, dividends equal to the amount payable upon a share of Common Stock multiplied by 5,750.

      5. Protective Provisions. As long as any shares of Series F Preferred Stock shall be outstanding, (i) the holders of the Series F Preferred Stock shall have the right and option to designate and vote (and remove and replace) as a class with respect to one member of the corporation's Board of Directors, and (ii) the terms of the Series F Preferred Stock shall not be amended without the consent of the holders of not less than a majority of the outstanding Series F Preferred Stock, and (iii) the Common Stock shall not be subject of a reverse split or any other reorganization or reclassification which shall have the effect of reducing the number of outstanding shares of Common Stock without the consent of the holders of not less than a majority of the outstanding Series F Preferred Stock.

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